UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 17, 2005



                              EAGLE BROADBAND, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



                                      TEXAS
                 (State or other jurisdiction of incorporation)



         001-15649                               760494995
         ---------                               ---------
(Commission File Number)             (I.R.S. Employer Identification No.)



                 101 Courageous Drive, League City, Texas 77573
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (281) 538-6000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act.

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

         On June 17, 2005, Eagle Broadband, Inc. (the "Company") received a letter from the American Stock Exchange ("AMEX") notifying the Company that, based upon a review of the information provided to the AMEX by the Company, the Company has resolved the continued listing deficiency referenced in an April 28, 2005 letter received from the Exchange (and the subject of an 8-K filed by the Company on May 6, 2005) and that the Company is now in full compliance with all Amex rules and continued listing requirements.

         On June 17, 2005, the Company issued a press release announcing that the Company has resolved the continued listing deficiency referenced in an April 28, 2005 letter received from the Exchange and that the Company is now in full compliance with all Amex rules and continued listing requirements. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.



Item 9.01. Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

                  Inapplicable.

         (b) Pro Forma Financial Information.

                  Inapplicable.

         (c) Exhibits

Exhibit
Number         Exhibit Description

99.1 Press Release dated June 17, 2005, announcing the Company has resolved the continued listing deficiency referenced in an April 28, 2005 letter received from the Exchange and that the Company is now in full compliance with all Amex rules and continued listing requirements.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         EAGLE BROADBAND, INC.



                                         By:  /s/ DAVID MICEK
                                         -------------------------------------
                                         President and Chief Executive Officer



DATE: June 17, 2005

                                  EXHIBIT INDEX




Exhibit
Number         Exhibit Description
---------      -------------------
99.1           Press  Release  dated June 17, 2005,  announcing  the Company has resolved the continued listing deficiency  referenced in an April
               28, 2005 letter received from the Exchange and that the Company is now in full compliance with all Amex rules and continued listing requirements.